                                                                   EXHIBIT 10.37

               AGREEMENT FOR SALE OF BUSINESS TO CONTRACT DEALER


Sale of Facility No.:  05972
Dated (for identification):  September 2, 1999
                             -----------

          This Agreement for Sale of Business to Contract Dealer (this "Agreement") is entered into by LLO-GAS, INC., a Delaware corporation ("Buyer"), and PRESTIGE STATIONS, INC., a Delaware corporation ("Seller").

                                    RECITALS
                                    --------

     A. Seller is a wholly owned subsidiary of Atlantic Richfield Company, a Delaware corporation ("ARCO"). Seller operates an ARCO retail gasoline station and am/pm mini market at the Real Estate (as defined in Section 1).

     B. Seller wishes to sell to Buyer, and Buyer wishes to buy from Seller, certain assets that Seller uses in connection with the operation of the business at the Real Estate ("Seller's Operations") and that are located at the Real Estate. Section 4 describes these assets (the "Business Property").

     C. At the same time that Buyer and Seller sign this Agreement, Buyer and ARCO will sign an Agreement for Sale of Real Estate to Contract Dealer (the "Real Estate Agreement") for Buyer's purchase of ARCO's interest in the Real Estate.

     D. Buyer and Seller intend to transfer ownership of the Business Property on the day that Buyer becomes the owner of ARCO's interest in the Real Estate.

     E. At the same time that Buyer and Seller sign this Agreement, Buyer and Seller will sign five Agreements for Sale of Business to Contract Dealer (the "Companion Business Agreements") for certain assets that Seller uses in connection with the operation of the businesses at the real property (the "Companion Real Estate") at the locations (other than the location of the Real Estate) described in the attached Exhibit "A".

     F. At the same time that Buyer and Seller sign this Agreement, Buyer and ARCO will sign five Agreements for Sale of Real Estate to Contract Dealer (the "Companion Real Estate Agreements") for Buyer's purchase of ARCO's interest in the Companion Real Estate.

                                   AGREEMENT
                                   ---------

          THEREFORE, Buyer and Seller agree as follows:

     1.  Basic Provisions.
         ----------------

Seller's Information:  Prestige Stations, Inc.
                       4 Centerpointe Drive, LPR 4-306
                       La Palma, California 90623-1066
                       Attn:  Joseph Scherer
                              President

                       Telephone:  (714) 670-5145
                       Facsimile:  (714) 670-5142

Buyer's Information:   LLO-Gas, Inc.
                       23805 Stuart Ranch Road, Suite 265
                       Malibu, California 90265
                       Attn:  John D. Castellucci

                       Telephone:  (310) 456-8494
                       Facsimile:  (310) 456-6094

                       Taxpayer I.D. No.: 77-0489023
                       Resale/Sales Tax Permit No.: SRARJ41644875

Real Estate:    Street Address:            64200 20th Street
                City, State, ZIP Code:     North Palm Springs, California 92258
                County:                    Riverside

Deposit:        $20,000.00 by Buyer's check payable to Escrow Holder

Purchase Price: $180,000.00

Purchase Price Components:

     Equipment:                                      $10,000.00

     Estimated Price of Store Inventory:             $60,000.00

     Estimated Price of Petroleum Inventory:         $15,000.00

     Franchise Fee:                                  $95,000.00

Closing Date: See Section 6.2.

Escrow Holder:      Citywide Escrow Services, Inc.
                    12501 Seal Beach Boulevard, Suite 130
                    Seal Beach, California 90740
                    Attn: Patricia Cusick
                          Escrow Officer

                    Telephone: (562) 799-1490
                    Facsimile: (562) 799-1494

                    Escrow No.: 10741 PC (To be completed by Escrow Holder)
                                --------

     2.  Purchase and Sale.  Seller agrees to sell to Buyer, and Buyer agrees to
         -----------------
buy from Seller, the Business Property. The purchase and sale (the "Transaction") will be on the terms set forth in this Agreement.

     3.  Acceptance by Buyer.  To accept this Agreement, Buyer must deliver the
         -------------------
following items to Seller within 10 business days after Buyer receives this
Agreement:   (i) This Agreement signed by Buyer, (ii) Buyer's check payable to
Escrow Holder as named in Section 1 in the amount of the Deposit as set forth in
Section 1, and (iii) written proof that Buyer has, or will have, sufficient
funds to complete the Transaction.   This proof must consist of evidence showing
that (i) Buyer has sufficient cash or other liquid assets to complete the Transaction or (ii) Buyer has submitted to an institutional lender a fully completed application for a loan in an amount sufficient to complete the Transaction. Buyer must deliver these items to Seller at the same time that Buyer delivers to ARCO the items required by Section 3 of the Real Estate Agreement.

     4.  Business Property.  The following items constitute the Business
         -----------------
Property:

         (a)  Equipment.  All equipment, furnishings, and trade fixtures (i)
              ---------
              that Seller uses in connection with Seller's Operations, (ii) that are located at the Real Estate, whether or not those items are attached to the land or improvements at the Real Estate, and (iii) that are shown on the attached Schedule 1 (collectively, the "Equipment");

          (b) Petroleum Inventory.  The petroleum inventory located at the Real
              -------------------
              Estate on the day that Escrow (as defined in Section 6.1) closes (the "Petroleum Inventory");

          (c) Store Inventory.  (i) All resalable inventory of Seller's
              ---------------
              Operations (other than the Petroleum inventory), in its original packaging, that is located at the Real Estate on the day that Escrow closes and (ii) all supplies that Seller uses in connection with Seller's Operations and that are located at the Real Estate on the day that Escrow closes (collectively, the "Store Inventory");

          (d) Permits.  All transferable licenses and permits that Seller holds
              -------
              in connection with Seller's Operations (collectively, the "Permits"), including without limitation (i) the permanent beer and wine license (the "ABC License"), (ii) the underground storage tank permit for the underground storage tanks at the Real Estate,
              (iii) any conditional use permit for Seller's Operations, and (iv) any operating permit for Seller's Operations; and

          (e) Equipment Records.  All records regarding equipment monitoring and
              -----------------
              maintenance for Seller's Operations.

The Equipment includes, without limitation, all gasoline dispensers, walk-in coolers, affixed sales counters and food preparation counters, food preparation equipment, cash registers, debit card machines, and PayQuick Island Cashier
(PIC) machines.

     5.   Purchase Price.
          --------------

          5.1  Amount.  The Purchase Price for the Business Property and the
               ------
Franchise Fee is the amount set forth in Section 1. Section 15 provides for the final determination of the amount payable for the Store Inventory and the Petroleum Inventory.

          5.2  Payment.  Subject to the collection of Buyer's check for the
               -------
Deposit, Escrow Holder shall credit the Deposit to the Purchase Price. Buyer shall deposit the balance of the Purchase Price into Escrow, in cash or immediately available funds, by the earlier of the following dates: (i) One business day before the date scheduled for the close of Escrow or (ii) the date designated by Escrow Holder so that Escrow Holder can timely file Form 226, Statement Re Consideration Deposited in Escrow, with the California Department of Alcoholic Beverage Control (the "ABC") to allow the closing to occur on the scheduled date.

     6.   Escrow and Closing.
          ------------------

          6.1  Escrow.  Closing will occur through an escrow (the "Escrow") at
               ------
Escrow Holder's office. After Buyer and Seller have signed this Agreement, Seller shall deliver a fully signed original of this Agreement and the check for the Deposit to Escrow Holder. Escrow will be considered opened on the date that Escrow Holder signs this Agreement. This Agreement constitutes joint escrow
instructions to Escrow Holder.   Buyer and Seller shall do all that is
reasonably necessary to close the Escrow.

          6.2  Closing Date.  If the ABC License is ready to be issued to Buyer,
               ------------
the Escrow will close simultaneously with the closings under the Real Estate Agreement, the Companion Business Agreements, and the Companion Real Estate Agreements. If the ABC License is not ready to be issued to Buyer, but a temporary beer and wine license is ready to be issued to Buyer, the escrows under the Real Estate Agreement, the Companion Business Agreements, and the Companion Real Estate Agreements may close before the Escrow closes. In that case, the Escrow will close when the ABC License is issued to Buyer.

          6.3  Closing Conditions.  Each party's obligation to complete the
               ------------------
Transaction is contingent on the satisfaction of the following conditions, unless that party waives the condition before Escrow closes:

          (a)  ABC License.  Buyer, Seller, and Escrow Holder have received
               -----------
               notice that the ABC has transferred the ABC License to Buyer.

          (b)  Related Transactions Ready to Close.  For each of the
               -----------------------------------
               transactions under the Real Estate Agreement, the Companion Business Agreements, and the Companion Real Estate Agreements, Seller has confirmed that (i) Seller is ready and committed to close those transactions or (ii) if the transaction is being handled through an escrow, Seller has received notice from the escrow holder that the escrow holder is ready and committed to close the escrow.

          (c)  Franchise Documents.  ARCO, through its division ARCO Products
               -------------------
               Company ("APC"), and Buyer (i) have signed a Contract Dealer Gasoline Agreement (the "Gas Agreement") and a non-lessee am/pm Mini Market Agreement (the "Mini Market Agreement") for Buyer's operations at the Real Estate after the closing and (ii) have signed and have had notarized a Memorandum of Contract Dealer Gasoline Agreement in recordable form. The am/pm Mini Market Agreement will provide for the Franchise Fee as set forth in
               Section 1, which is included in the Purchase Price. The Gas Agreement and the Mini Market Agreement each must have a term of 15 years and be in ARCO's standard form.

          (d)  Other Closings Conditions.  All closing conditions for that
               -------------------------
               party's benefit contained in provisions of this Agreement other than this Section 6.3 have been satisfied, or will be satisfied as a part of the closing.

          (e)  Other Party's Obligations.  The other party has performed all its
               -------------------------
               obligations under this Agreement to be performed before the closing, or will perform those obligations as a part of the closing.

     7.   Delivery of Documents and Funds.
          -------------------------------

          7.1  Deliveries by Seller.  At or before the closing, Seller shall
               --------------------
deliver to Buyer or Escrow Holder the following:

          (a)  Bill of Sale.  A bill of sale (the "Bill of Sale") transferring
               ------------
               title to the Business Property to Buyer, signed by Seller;

          (b)  Business Property.  Physical possession of the tangible assets of
               -----------------
               the Business Property and all tangible evidence of the intangible assets of the Business Property, to the extent that those items are in Seller's possession or control;

          (c)  Permits.  All the Permits;
               -------

          (d)  Equipment Records.  All records regarding equipment monitoring
               -----------------
               and maintenance for Seller's Operations; and

          (e)  Other Documents.  All other instruments and documents reasonably
               ---------------
               required to complete the Transaction.

          7.2  Deliveries by Buyer.  At or before the closing, Buyer shall
               -------------------
deliver to Escrow Holder the following:

          (a)  Cash.  Cash or immediately available funds to pay the balance of
               ----
               the Purchase Price and Buyer's share of closing costs; and

          (b)  Other Documents and Funds.  All other instruments, documents, and
               -------------------------
               funds reasonably required to complete the Transaction.

     8.   Transfer of ABC License.  Buyer shall do all that is reasonably
          -----------------------
necessary to obtain the ABC's approval of the transfer of the ABC License to Buyer. Seller shall cooperate with Buyer's efforts to obtain the ABC's approval of the transfer.

     9.   No Assumed Liabilities.  Buyer will not assume any liabilities of
          ----------------------
Seller or Seller's Operations.

     10.  Bulk Sale Notices.  Buyer and Seller shall give notice, in compliance
          -----------------
with California Business and Professions Code Section 24073, of the intended transfer of the ABC License. Buyer and Seller instruct Escrow Holder (i) to cause the notice to state that "the sale of seller's assets to buyer is not subject to Division 6 of the

California Uniform Commercial Code, including Section 6106.2 of the California Uniform Commercial Code," (ii) to record and publish the notice, and (iii) in accordance with California Business and Professions Code Section 24074, to distribute the Purchase Price to Seller's bona fide creditors who file claims with Escrow Holder before Escrow Holder receives notice from the ABC of its approval of the transfer of the ABC License. Upon Escrow Holder's request, Buyer and Seller shall provide Escrow Holder with the information necessary to prepare the notice. Seller represents and warrants to Buyer that the sale under this Agreement is not a bulk sale as contemplated by Division 6 of the California Uniform Commercial Code. Based on that representation and warranty, Buyer instructs Escrow Holder not to give notice under Division 6.

     11.  Tax Clearance Certificates.  Seller will not be required to provide to
          --------------------------
Buyer tax clearance certificates from applicable governmental agencies. Buyer and Seller instruct Escrow Holder to not obtain tax clearance certificates. Seller shall indemnify and defend Buyer from all liabilities, damages, claims, costs, and expenses (including reasonable attorneys' fees) that Buyer might incur in connection with any tax liability of Seller related to Seller's Operations before closing. If required by the ABC, Seller shall provide the ABC with evidence that Seller is not delinquent in the payment of any taxes that are the subject of California Business and Professions Code Section 24049.

     12.  Sales and Use Tax.  Buyer represents that it holds a valid
          -----------------
Resale/Sales Tax Permit with the identifying number set forth in Section 1. Therefore, Seller will not collect sales tax on the sale of the Store Inventory or the Petroleum Inventory to Buyer.

     13.  Prorations.  Escrow Holder shall prorate the following items between
          ----------
Seller and Buyer as of the date that Escrow closes:  Personal property taxes.

     14.  Fees and Costs.  Buyer and Seller each shall pay (i) one half of
          --------------
Escrow Holder's fee and (ii) the filing, recording, publication, and other costs and expenses that Escrow Holder incurs on its behalf, unless the cost or expense is otherwise allocated under this Agreement. Buyer shall pay all application and other fees charged by the ABC in connection with the transfer of the ABC License.

     15.  Inventory.
          ---------

          15.1  Store Inventory.  On the day that Escrow closes, an outside
                ---------------
inventory service (the "Service") selected by Seller will conduct an in-store inventory of the Store Inventory. The Service will calculate the retail price of the Store Inventory. At the completion of the in-store inventory, Buyer and Seller each shall pay to the Service one half of the fee for the in-store inventory. After the in-store inventory has been completed and the Service has calculated the retail price of the Store Inventory, Seller shall calculate the amount payable for the Store Inventory in accordance with its then-current pricing policies for the sale of store inventory located at an operating business of Seller to a person who intends to re-sell the store inventory at the same location. Seller shall then notify Buyer and Escrow Holder of the amount payable for the Store Inventory. Seller's Operations will be closed to the public during the instore inventory.

          15.2  Petroleum Inventory.  On the day that Escrow closes, Buyer and
                -------------------
ARCO's representative conducting the changeover of Seller's Operations ("ARCO's Changeover Representative") shall jointly inventory the Petroleum Inventory; and after the joint inventory has been completed, ARCO's Changeover Representative shall calculate the amount payable for the Petroleum Inventory. The amount payable for the Petroleum Inventory will equal Seller's rack price based on Seller's latest invoices for gasoline delivered to the Real Estate. Seller shall then notify Buyer and Escrow Holder of the amount payable for the Petroleum Inventory.

          15.3  Adjustment for Estimated Price of Inventory.  After the
                -------------------------------------------
petroleum inventory and in-store inventory are completed, the sum of the amount payable for the Petroleum Inventory and the amount payable for the Store Inventory will be subtracted from the sum of the Estimated Price of Store Inventory and the Estimated Price of Petroleum Inventory set forth in Section 1. The resulting overage or shortage will be credited or charged, as applicable, to the Purchase Price.

     16.  Equipment Listing.  Seller shall attach to the Bill of Sale, or
          -----------------
otherwise deliver to Buyer before or at the closing, a list of Equipment. Buyer may inspect the Equipment before Escrow closes.

     17.  Seller's Representations and Warranties.  Seller's representations and
          ---------------------------------------
warranties in this Agreement will survive the closing. Seller represents and warrants to Buyer, as of the date of this Agreement and as of the close of Escrow, as follows:

          17.1  Ownership of Assets.  Seller has, and at the close of Escrow
                -------------------
will transfer to Buyer, title to the Business Property, free and clear of all liabilities, liens, encumbrances, security interests, leases, contracts, and claims.

          17.2  Leases, Contracts, and Agreements.  No leases, contracts,
                ---------------------------------
commitments, or understandings connected with Seller's Operations will be binding on Buyer after the closing.

          17.3  Absence of Litigation.  No suit, arbitration, or other
                ---------------------
proceeding is pending against Seller, the Business Property, or Seller's Operations that would prevent Seller from completing the Transaction. Seller knows of no claim or potential claim that could give rise to such a matter in the future.

          17.4  Taxes.  Seller has filed all tax returns required in connection
                -----
with Seller's Operations. Seller has paid, or will pay before the close of Escrow, all taxes (including interest and penalties on the taxes) due from Seller in connection with Seller's Operations.

          17.5  Equipment.  All Equipment is in good working condition.  The
                ---------
underground storage tanks and gasoline dispensers comply with the terms of
Section 10.A of the Gas Agreement, according to the certificate of upgrade compliance provided under Section 25284 of the California Health and Safety Code. The PayQuick Island Cashier has been installed at the Real Estate and compiles with the terms of Section 10.13 of the Gas Agreement. The video surveillance equipment approved by ARCO has been installed at the Real Estate and is in good working condition. Any secondary containment equipment for the underground storage tanks required by Section 11.5 of the Gas Agreement has been installed at the Real Estate.

          17.6  Permits and Laws.  Seller's Operations are in compliance with
                ----------------
(i) a conditional use permit, (ii) all applicable governmental laws, regulations, and orders as required by Section 15.1 of the Gas Agreement (collectively, "Laws"), and (iii) the regulations governing operators of retail gasoline stations in Arizona and California set forth in the ARCO Products Company auditing regulatory compliance checklist. To Seller's actual knowledge, Seller has not received notice from any governmental agency of any violation of any Laws in connection with Seller's Operations. All necessary permits for Seller's Operations have been obtained. "To Seller's actual knowledge" means to the actual knowledge of Kyle Christie, Linda Cohu, Ted Harriss, or Lynn Beteag, without independent inquiry, file review, or any investigation whatsoever. Seller represents to Buyer that Kyle Christie is Seller's Facility Remediation Manager assigned to the Real Estate, Linda Cohu is Seller's Manager of Environment, Health and Safety, Ted Harriss is the Property Management Representative assigned to the Real Estate, and Lynn Beteag is Seller's Property Management Manager assigned to the Real Estate.

          17.7  Trademark and Trade Dress.  Seller's Operations comply with the
                -------------------------
trademark and trade dress requirements set forth in Section 14.1 of the Gas Agreement. All signs required by Section 14.3 of the Gas Agreement have been installed at the Real Estate.

          17.8  Employees.  The employment of all employees of Seller for
                ---------
Seller's Operations will be terminated as of the date that the Escrow closes or the changeover of Seller's Operations is completed.

     18.  As-Is Sale.  Buyer acknowledges that (i) it is buying the Business
          ----------
Property solely in reliance on its own investigation; (ii) no covenants, representations, or warranties have been made by Seller or on Seller's behalf, except those set forth in this

Agreement; (iii) Buyer has made itself aware of all Laws concerning the Business Property or Buyer's operation of a business using the Business Property; and
(iv) Buyer will be buying the Business Property in its condition existing when Escrow closes. Nothing in the previous sentence diminishes Seller's obligations as expressly set forth in this Agreement.

     19.  Possession of Business Property.  Buyer may possess and operate the
          -------------------------------
Business Property when Escrow closes. Buyer shall open for business at the Real Estate within 48 hours after Escrow closes. Any alterations to the building on the Real Estate will be considered a "conversion" under Section 5.02(b) of the Mini Market Agreement.

     20.  ARCO's Right of First Refusal.  Buyer shall grant to ARCO a right of
          -----------------------------
first refusal to acquire the Business Property by signing the Right of First Refusal Agreement, as defined in and required under the Real Estate Agreement.

     21.  Required Governmental Notices.  Promptly following the closing, Buyer
          -----------------------------
shall notify the governmental agencies that issued the Permits that Seller transferred the Permits to Buyer and that they should send notices relating to the Permits to Buyer.

     22.  Liquidated Damages.  IF ESCROW FAILS TO CLOSE DUE TO BUYER'S DEFAULT,
          ------------------
ESTABLISHING SELLER'S ACTUAL DAMAGES CAUSED BY BUYER'S DEFAULT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT. AWARDING SELLER THE DEPOSIT AND ANY ACCRUED INTEREST ON THE DEPOSIT AS LIQUIDATED DAMAGES FOR BUYER'S DEFAULT WOULD BE REASONABLE. THEREFORE, SELLER'S SOLE REMEDY FOR BUYER'S DEFAULT WILL BE TO KEEP THE DEPOSIT AND ANY ACCRUED INTEREST. IF SELLER GIVES NOTICE TO ESCROW HOLDER THAT BUYER HAS DEFAULTED AND INSTRUCTS ESCROW HOLDER TO PAY TO SELLER THE DEPOSIT (IF THEN HELD IN ESCROW) AND ANY ACCRUED INTEREST, BUYER AUTHORIZES ESCROW HOLDER TO COMPLY WITH SELLER'S INSTRUCTION WITHOUT BUYER'S FURTHER CONSENT OR INSTRUCTIONS.

SELLER AND BUYER EACH ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE ABOVE PROVISIONS OF THIS SECTION 22; AND BY ITS INITIALS IMMEDIATELY BELOW, IT AGREES TO BE BOUND BY THOSE PROVISIONS.


          /s/   JC                       /s/       JLS
          ----------------------         ------------------------
               Buyer's Initials               Seller's Initials

     23.  Buyer's Authority.  Within ten days after Buyer signs this Agreement,
          -----------------
Buyer shall provide Seller with a copy of Buyer's governing documents (for example, Articles of Incorporation, Bylaws, Agreement of Partnership, Limited Liability Company Operating Agreement, or Declaration of Trust), authorizing action (for example, corporate resolutions, consent of partners, or consent of members), and any other document necessary to enable Seller to confirm that the individual signing this Agreement for Buyer is authorized to bind Buyer.

     24.  Real Estate Agreement.  This Agreement will not become effective
          ---------------------
unless the Real Estate Agreement, the Companion Business Agreements, and the Companion Real Estate Agreements are signed at the same time that this Agreement is signed. If ARCO terminates the Real Estate Agreement in accordance with its terms, Seller may terminate this Agreement without further liability to Buyer. If Buyer terminates the Real Estate Agreement in accordance with its terms, Buyer may terminate this Agreement without further liability to Seller.

                               GENERAL PROVISIONS
                               ------------------

     G1.  Notices.  Notices relating to this Agreement must be in writing and
          -------
sent to the addresses set forth in Section 1. But a party may change its address for notices by giving notice as required by this Section G1. A written notice will be considered given (i) when personally delivered, (ii) two business days after deposit in the U.S. Mail as first class mail, certified or registered, return receipt requested, with postage prepaid, (iii) one business day after deposit with a reputable overnight delivery service for next business day delivery, or (iv) on the business day of successful transmission by electronic facsimile.

     G2.  Additional Instruments.  Seller and Buyer shall sign, acknowledge, and
          ----------------------
deliver to the other any further instruments reasonably required to carry out the provisions of this Agreement.

     G3.  Successors and Assigns.  Each party's rights and obligations under
          ----------------------
this Agreement bind and benefit its successors and assigns. But Buyer shall not assign or otherwise transfer its interest under this Agreement without Seller's prior written consent, which Seller may withhold in its sole discretion. An assignment or other transfer by Buyer without Seller's prior written consent will be void.

     G4.  Time of Essence; Business Day.  Time is of the essence of each
          -----------------------------
provision of this Agreement in which time is a factor. In this Agreement, the term "business day" means days other than Saturdays, Sundays, and holidays observed by the United States or the State of California.

     G5.  Uncontrollable Events.  Neither party will be liable to the other for
          ---------------------
its failure to perform under this Agreement due to events beyond its control, including without limitation work stoppages, riots, acts of God, or other similar events.

     G6.  Survival.  All representations, warranties, indemnities, and releases
          --------
contained in this Agreement will survive the close of Escrow or the termination of this Agreement.

     G7.  Entire Agreement: Modification; Waiver.  This Agreement (including any
          --------------------------------------
attached Exhibits) contains the entire agreement between Buyer and Seller with respect to the Transaction, including all representations and warranties between them. Any modification of this Agreement must be in writing and signed by both parties. Any waiver of a provision of this Agreement by a party must be in writing.

     G8.  Governing Law.  The internal laws of the State of California govern
          -------------
this Agreement.

     G9.  Interpretation.  The captions appearing in this Agreement are for
          --------------
convenience of reference only, and they do not affect the meanings of the provisions of this Agreement. In this Agreement, each gender includes the other genders. Words in the singular include the plural and vice versa, when appropriate. The word "person" includes natural individuals and all other entities. The word "cost" includes any cost or expense. The word "term" includes any covenant, condition, representation, warranty, or other provision that is part of an agreement. Whenever a provision of this Agreement requires Buyer or Seller to perform an act, that person must do so at its sole cost (unless otherwise stated in connection with that provision).


                      (See signatures on the next page.)

                                    BUYER:

                                    LLO-GAS, INC.,
                                    a Delaware corporation



                                    By:  /s/   John Castellucci
                                        ----------------------------------------
                                         John D. Castellucci
                                         President



                                    SELLER:

                                    PRESTIGE STATIONS, INC.,
                                    a Delaware corporation



                                    By:  /s/   Joseph L. Scherer
                                         ---------------------------------------
                                         Joseph Scherer
                                         President


Agreed to by Escrow Holder

on Sept. 2      , 1999
   -------------

CITYWIDE ESCROW SERVICES, INC.



By:  /s/  Patricia Cusick
     ------------------------------
     Patricia Cusick
     Escrow Officer

                     LOCATION OF THE COMPANION REAL ESTATE


                 (See Exhibit "A" following this cover sheet.)


                                  EXHIBIT "A"

                     LOCATION OF THE COMPANION REAL ESTATE



ARCO Facility No.:                                    01860

Street Address; City, and State:                      3817 W. Third Street
                                                      Los Angeles, California 90020

ARCO Facility No.:                                    05502

Street Address, City, and State:                      702 West Broadway
                                                      Phoenix, Arizona 85032

ARCO Facility No.:                                    05212

Street Address, City, and State:                      3366 N. San Gabriel Boulevard
                                                      Rosemead, California 91770

ARCO Facility No.:                                    05513

Street Address, City, and State:                      13001 Stockdale Highway
                                                      Bakersfield, California 93312

ARCO Facility No.:                                    05972

Street Address, City, and State:                      64200 20th Street
                                                      North Palm Springs, California 92258

ARCO Facility No.:                                    06202

Street Address, City, and State:                      4100 California Avenue
                                                      Bakersfield, California 93309


                                  EXHIBIT "A"